                                                                      EXHIBIT 21

                         FLUOR CORPORATION SUBSIDIARIES

                                                                                Organized
   Name of Company                                                            Under Laws of
   ---------------                                                            -------------
FLUOR CORPORATION Subsidiaries (1)                                              Delaware

   American Construction Equipment Company, Inc.                                California
      AMECO Contractors Rentals, Inc. (17)                                      Philippines
      Fluorven                                                                  California
      Maquinaria Panamericana, S.A. de C.V. (18)                                Mexico
   American Equipment Company, Inc.                                             S. Carolina
         Ameco Services, S. de R.L. de C.V.                                     Mexico
         AMECO Services Inc.                                                    Delaware
             AMEC Equipment Leasing                                             France
         Grand Greenville Land, Inc.                                            Philippines
         J. W. Burress, Incorporated                                            Virginia
         S & R Equipment Co., Inc.                                              Ohio
         SMA Equipment Co., Inc.                                                Delaware
             Stith Equipment Co., Inc.                                          Delaware
         SMA Information Systems Inc.                                           Delaware
   Apex Coal Company                                                            Virginia
   Claiborne Fuels, Inc.                                                        California
   Coral Drilling, C.A.                                                         Venezuela
   Daniel International Corporation                                             S. Carolina
         Daniel Navarra, S.A.                                                   Spain
         Fluor Daniel Engineering, Inc.                                         Ohio
         Materiales y Equipos Auxiliares para la Construccion, S.A.             Spain
   FD Engineers & Constructors, Inc.                                            California
         Fluor Constructors International, Inc.                                 California
             Fluor Constructors Canada Ltd.                                     New Brunswick
             Fluor Constructors Indonesia, Inc.                                 California
             Fluor Management and Technical Services, Inc.                      California
         Fluor Daniel America, Ltda.                                            California
         Fluor Daniel Engineers & Consultants Ltd.                              Mauritius
             Fluor Daniel India Private Limited (19)                            India
         Fluor Daniel, Inc.                                                     California
             ADP Marshall, Inc.                                                 Arizona
                  ADP/FD of Nevada, Inc.                                        Nevada
                  ADP Marshall International, Inc.                              Delaware
                  ADP Marshall Limited                                          Ireland
                  ADPM, L.L.C. (2)                                              Delaware
             Appalachian Synfuel, LLC                                           W. Virginia
             A.R.C. Construction Consultants International, Inc.                Texas
             DAX Industries, Inc. (8)                                           Texas
             Efdee Connecticut Architects, Inc.                                 Connecticut
             Efdee Engineering Corporation                                      N. Carolina
             Efdee Mississippi Architects, A Professional Association           Mississippi
             Efdee New York Engineers & Architects P.C.                         New York
             Encee Architecture Services, P.C.                                  N. Carolina
             Evergreen Equipment and Personnel Leasing, Inc.                    Rhode Island

                                                                                Organized
   Name of Company                                                            Under Laws of
   ---------------                                                            -------------
Fluor Corporation
   FD Engineers & Constructors, Inc.
         Fluor Daniel, Inc. (continued)

             FD Mexico, Inc.                                                    Delaware
             FDAE Corporation                                                   New Jersey
             FDCM of Mississippi, Inc.                                          Mississippi
             FDEE Consulting, Inc.                                              California
             FDHM, Inc.                                                         California
             FD/MK Limited Liability Company (3)                                Delaware
             Fluor Chile, Inc.                                                  California
                  Fluor Daniel Chile Ingenieria y Construccion S.A.             Chile
                  Ingenieria y Construcciones Fluor Daniel
                     Chile Limitada                                             Chile
             Fluor Colombia Limited                                             Delaware
             Fluor Cyprus Limited                                               Cyprus
             Fluor Daniel, a Professional Architectural Corporation             Louisiana
             Fluor Daniel A&E Services, Inc.                                    California
             Fluor Daniel Alaska, Inc.                                          Alaska
             Fluor Daniel Alumatech, Inc.                                       Delaware
             Fluor Daniel Asia, Inc.                                            California
                  P.T. Fluor Daniel Indonesia (20)                              Indonesia
                  P.T. Nusantara Power Services (2)                             Indonesia
             Fluor Daniel Brasil Engenharia e Servicos Ltda.                    Brazil
             Fluor Daniel Canada, Inc.                                          New Brunswick
                  Fluor Daniel International Services Inc.(15)                  Barbados
                  Fluor Daniel Wright Ltd.                                      New Brunswick
                      Compania Minera Explowel                                  Ecuador
                      Lynx Geosystems Inc.                                      Canada
                      Saskwright Engineers Limited                              Canada
                      Wright Engineers (Chile) Limitada                         Chile
                      Wright Engineers Limitada Peru                            Peru
                  TRS Staffing Solutions (Canada) Inc.                          Canada
                  Wright Engineers (International) Limited                      Bermuda
             Fluor Daniel Caribbean, Inc.                                       Delaware
                  Daniel Construction Company, Inc.                             Tennessee
                  DMIS, Inc.                                                    S. Carolina
                  Facility & Plant Services, Inc.                               S. Carolina
                  Fluor Daniel Export Services, Inc.                            Delaware
                  Fluor Daniel International (Malaysia) Sdn. Bhd.               Malaysia
                  Fluor Daniel Maintenance Services, Inc.                       Delaware
                  Fluor Daniel Services Corporation                             Delaware
             Fluor Daniel China, Inc.                                           California
             Fluor Daniel China Services, Inc.                                  California

                                                                               Organized
   Name of Company                                                           Under Laws of
   ---------------                                                           -------------
Fluor Corporation
   FD Engineers & Constructors, Inc.
         Fluor Daniel, Inc.

             Fluor Daniel China Technology, Inc.                                California
             Fluor Daniel Coal Services International, Inc.                     Delaware
             Fluor Daniel Construction Company                                  California
             Fluor Daniel Development Corporation                               California
                  Crown Energy Company                                          New Jersey
                  Fluor Daniel Modesto, Inc.                                    California
                  Wilmore/Fluor Modesto LLC (5)                                 California
                  Fluor Daniel Temecula, Inc.                                   California
                  Fluor Daniel Tempe, Inc.                                      California
                      Fluor Daniel Ada, Inc.(5)                                 Idaho
                  Gloucester Limited, Inc.                                      California
                  Gloucester Limited II, Inc.                                   California
                  Tarrant Energy, Inc.                                          California
             Fluor Daniel Eastern, Inc.                                         California
                  P.T. Fluor Daniel Indonesia (19)                              Indonesia
             Fluor Daniel Energy Investments, Inc.                              Delaware
             Fluor Daniel Engineers & Constructors, Inc.                        Delaware
                  Fluor Daniel Project Consultants
                      (Shenzhen) Co., Ltd.                                      P.R.C.
             Fluor Daniel Engineers & Constructors, Ltd.                        California
                  AEC International, Ltd. (3)                                   Korea
                  Project Administrative Services, Limited(5)                   Hong Kong
             Fluor Daniel Environmental Strategies, Inc.                        Delaware
             Fluor Daniel Espana, S.A.                                          California
                  Daniel International (Saudi Arabia) Ltd.                      Saudi Arabia
                  Fluor Arabia Limited (5)                                      Saudi Arabia
             Fluor Daniel Eurasia, Inc.                                         California
             Fluor Daniel Europe B.V.                                           Netherlands
                  Asystem Services International B.V.                           Netherlands
                  Fluor Daniel Belgium, N.V.                                    Belgium
                  Fluor Daniel B.V.                                             Netherlands
                      Acquion B.V.                                              Netherlands
                      Fluor Daniel Consultants B.V.                             Netherlands
                      Fluor Daniel Engineering and Construction
                        Services Limited                                        Turkey
                      International Refinery Contractors C.V.(4)                Netherlands
                      International Refinery Contractors B.V.(5)                Netherlands
                      Prochem S.A.(6)                                           Poland
                      TRS Staffing Solutions B.V.                               Netherlands
                  Fluor Daniel Eastern Services B.V.                            Netherlands
                  Prosynchem Sp.z o.o.                                          Poland
             Fluor Daniel Fernald, Inc.                                         California
                  Fluor Environmental Resources Management
                     Services, Inc.                                             Delaware
             Fluor Daniel Florida Rail, Inc.                                    Delaware
             Fluor Daniel Global Contracting Limited                            Guernsey
             Fluor Daniel Global Limited                                        Guernsey
             Fluor Daniel Global Placement Limited                              Guernsey
             Fluor Daniel Global Placement Services Limited                     Guernsey

                                                                               Organized
   Name of Company                                                           Under Laws of
   ---------------                                                           -------------
Fluor Corporation
   FD Engineers & Constructors, Inc.
         Fluor Daniel, Inc. (continued)

             Fluor Daniel Global Services Limited                               Guernsey
             Fluor Daniel Global Support Services Limited                       Guernsey
             Fluor Daniel Global TRS Limited                                    Guernsey
             Fluor Daniel Global TRS Services Limited                           Guernsey
             Fluor Daniel GmbH                                                  Germany
                  Fluor Daniel Kft.(15)                                         Hungary
             Fluor Daniel Group, Inc.                                           Delaware
                  Chemgineering Holding Company GmbH (7)                        Switzerland
                      Bertrams Chemgineering AG                                 Switzerland
                      Fluor Daniel Chemgineering GmbH                           Germany
                          Chemgineering Planung GmbH                            Austria
             Fluor Daniel GTI, Inc. (9)                                         Delaware
             Fluor Daniel Hanford, Inc.                                         Washington
             Fluor Daniel, Inc. - Philippines                                   Philippines
             Fluor Daniel India, Inc.                                           California
             Fluor Daniel International Limited                                 U.K.
                  First Legal Recruitment Limited                               U.K.
                  First Accountancy Limited                                     U.K.
                  First Recruitment Limited                                     U.K.
                  Fluor Daniel Limited                                          U.K.
                  Fluor Ocean Services Limited                                  U.K.
                  K Home Engineering Limited                                    U.K.
                  Mathos Services Limited                                       U.K.
                  TA Group Limited (21)                                         U.K.
                  TRS Management Resources PLC                                  U.K.
                      Antony Dunlop Associates Limited                          U.K.
                     (The) Management Resources Group
                          (Services) Limited                                    U.K.
                          David Chorley Associates Limited                      U.K.
                          Hotel Accounts Resources Limited                      U.K.
                          Times Group Limited                                   U.K.
                      MRG Human Resources Limited                               U.K.
                      SAP Services Limited                                      U.K.
                      Times Computer Group Limited                              U.K.
                      Times Computer Services Limited                           U.K.
                  TRS Staffing Solutions (U.K.) Limited                         U.K.
             Fluor Daniel International Services Inc. (16)                      Barbados
             Fluor Daniel (Japan) Inc.                                          Japan
             Fluor Daniel Kft.(16)                                              Hungary
             Fluor Daniel Latin America, Inc.                                   California
             Fluor-Daniel (Malaysia) Sdn. Bhd.                                  Malaysia
             Fluor Daniel Mexico S.A.                                           California
                  ICA-Fluor Daniel, S. de R.L. de C.V. (10)                     Mexico
             Fluor Daniel Mining & Metals, Ltd.                                 California
             Fluor Daniel New Zealand Limited                                   California
             Fluor Daniel Northwest, Inc.                                       Washington
             Fluor Daniel Northwest Services, Inc.                              Washington
             Fluor Daniel (NPOSR), Inc.                                         Delaware
             Fluor Daniel Overland Express, Inc.                                Delaware
             Fluor Daniel Overseas, Inc.                                        California
             Fluor Daniel Pacific, Inc.                                         California
             Fluor Daniel P.R.C., Ltd.                                          California
             Fluor Daniel Properties Limited                                    U.K.

                                                                                Organized
   Name of Company                                                           Under Laws of
   ---------------                                                           -------------
Fluor Corporation
   FD Engineers & Constructors, Inc.
         Fluor Daniel, Inc. (continued)

             Fluor Daniel Pty. Ltd.                                             Australia
                  Civil and Mechanical Maintenance Pty. Ltd.                    Australia
                  Fluor Daniel Constructors Pty. Ltd.                           Australia
                  Fluor Daniel Power & Maintenance Services Pty. Ltd.           Australia
                      Fluor Daniel Gas Services Pty. Ltd.                       Australia
                  Fluor Daniel (Qld) Pty. Ltd.                                  Australia
                  Karratha Engineering Services Pty. Ltd.                       Australia
                  Signet Holdings Pty. Ltd.                                     Australia
                      Independent Metallurgical Laboratories Pty. Ltd.          Australia
                      Signet Engineering Pty. Ltd.                              Australia
                      Signet Ingenieria S.A.                                    Chile
                          Constructora Lequena S.A.                             Chile
                      Signet International Holdings Pty. Ltd.                   Australia
                      Tengis Design Services Pty. Ltd.                          Australia
                      Westquip Australia Pty Ltd.                               Australia
                  TRS Staffing Solutions (Australia) Pty Ltd                    Australia
                      Phoenix Contracting Pty Limited                           Australia
             Fluor Daniel Pulp & Paper, Inc.                                    California
             Fluor Daniel Rocky Mountain, Inc.                                  Colorado
             Fluor Daniel S.A.                                                  France
             Fluor Daniel, S.A.                                                 Spain
             Fluor Daniel Sales Corporation                                     West Indies
             Fluor Daniel South America Limited                                 California
             Fluor Daniel South East Asia, Ltd.                                 California
             Fluor Daniel Southeast, Inc.                                       California
             Fluor Daniel Technical Services, Inc.                              Texas
             Fluor Daniel Thailand Holdings Corporation                         California
                  Fluor Daniel Telecom (Thailand) Co., Ltd.                     Thailand
             Fluor Daniel Thailand, Ltd.                                        California
             Fluor Egypt                                                        Egypt
             Fluor Engineering Corporation                                      Michigan
             Fluor Engineers, Inc.                                              Delaware
                  Tecnofluor, C.A. (11)                                         Venezuela
                  Tecnoconsult Ingenieros Consultores, S.A.(11)                 Venezuela
             Fluor Hong Kong Limited                                            Hong Kong
             Fluor Indonesia, Inc.                                              California
                  P.T. Panca Perintis Indonesia                                 Indonesia
             Fluor International, Inc.                                          California
             Fluor International Limited                                        Bermuda
             Fluor Iran                                                         Iran
             Fluor Italia S.r.l.                                                Italy
             Fluor-Korea Corporation, Ltd. (The)                                Korea
             Fluor Mideast Limited                                              Bermuda
             Fluor Plant Services International, Inc.                           California

                                                                               Organized
   Name of Company                                                           Under Laws of
   ---------------                                                           -------------
Fluor Corporation
   FD Engineers & Constructors, Inc.
         Fluor Daniel, Inc. (continued)

             Fluor Plant Services International Ltd.                            Bermuda
                  Fluor International Nigeria Limited                           Nigeria
             Fluor Technical Services Limited                                   California
             Fluor Texas, Inc.                                                  Texas
             Fluor Venezuela, S.A.                                              Venezuela
             Marshall Development Corporation                                   Rhode Island
             Nutmeg Valley Resources, Inc.                                      California
             Ranhill-Fluor Daniel Sdn. Bhd.                                     Malaysia
             Signet Technology Inc.                                             Colorado
             Soli-Flo, LLC (12)                                                 Delaware
                  Soli-Flo, Inc.                                                California
                      Soli-Flo Partners, L.P.                                   California
                      Soli-Flo Material Transfer, L.P.                          California
             Stanhope Management Services Limited                               U.K.
             TDF, Inc.                                                          California
                  Barringford Ltd.                                              B. Virgin Isles
                      Bishopsford Engineering AG                                Switzerland
                      Buckleford Corp. N.V.                                     Antilles
                      Buckleshell Engineering Services Ltd.                     Jersey
                      Fluor Daniel SA (PTY) Ltd.                                Liechtenstein
                          Rhus Investments (PTY) Ltd.                           R. South Africa
                      Fluor Daniel Engineers SA (PTY) Ltd.                      Liechtenstein
                          Trans-Africa Projects Ltd. (5)                        Mauritius
                          Trans-Africa Projects (Pty) Ltd. (5)                  R. South Africa
                      Fluor South Africa (Pty) Ltd.                             R. South Africa
                      Northern Project Services Ltd.                            B. Virgin Isles
                      Rama Engineering Services B.V.                            Netherlands
                          Ramasa (PTY) Ltd.                                     R. South Africa
                  Fluor Properties (PTY) Ltd.                                   R. South Africa
                  Springbok Consolidated Ltd.                                   U.K.
             Venezco, Inc.                                                      California
             Whidbey Services Co.                                               Nevada
             Williams Brothers Engineering Company                              Delaware
                  Fluor Daniel Argentina, Inc.                                  Delaware
                  Williams Brothers Engineering Limited                         U.K.
                  Williams Brothers Engineering Pty. Ltd.                       Australia
                  Williams Brothers International Limited                       Guernsey
                  Williams Brothers Process Services, Inc.                      Delaware
             Wireless Engineering Services Group, LLC (5)                       Delaware
             Wright Engineers, Inc.                                             Nevada
         Fluor Daniel Telecommunications Corporation                            California
         Indo-Mauritian Affiliates Limited                                      Mauritius
             Fluor Daniel India Private Limited (20)                            India
         Power Maintenance Services, Inc.                                       Delaware
         Strategic Organizational Systems Enterprises, Inc.                     California
             Strategic Organizational Systems Construction Division, Inc.       California

                                                                               Organized
   Name of Company                                                           Under Laws of
   ---------------                                                           -------------
Fluor Corporation
   FD Engineers & Constructors, Inc.
         Strategic Organizational Systems Enterprises, Inc.(continued)

             Strategic Organizational Systems Environmental Division, Inc.      Oklahoma
             Strategic Organizational Systems Environmental Division, Inc.      Louisiana
             Strategic Organizational Systems Environmental
                  Engineering Division, Inc.                                    Texas
                  SOS International, Inc.                                       Alabama
                  Strategic Organizational Systems Environmental
                      Engineering California Division, Inc.                     California
             Strategic Organizational Systems
                  Southern California Division Inc.                             California
         TRS International Payroll Co.                                          Texas
         TRS Staffing Solutions, Inc.                                           S. Carolina
             Corico Corporation                                                 N. Hampshire
                  The Consol Group, Inc. (14)                                   N. Hampshire
             Contract Solutions, Inc.                                           N. Hampshire
                  The Consol Group, Inc. (14)                                   N. Hampshire
             Corico Office Professionals, Inc.                                  N. Hampshire
                  The Consol Group, Inc. (14)                                   N. Hampshire
             TRS International Group, Inc.                                      Delaware
                  TRS International Group, S. de R.L. de C.V.                   Mexico
             TRS International Group Asia Pacific, Inc.                         California
                  TRS Management Resources Pte Ltd.                             Singapore
             TRS Management Resources, Inc.                                     S. Carolina
         United Nuclear Services, Inc.                                          Ohio
   FD Services, Inc.                                                            California
         Norfolk Maintenance Corporation                                        California
   Fluor Abadan Limited                                                         Bermuda
   Fluor Atlantic Limited                                                       Bermuda
   Fluor Continental Limited                                                    Bermuda
   Fluor Daniel Illinois, Inc.                                                  Delaware
   Fluor Daniel Intercontinental, Inc.                                          California
         Fluor Daniel Nigeria Limited (13)                                      Nigeria
   Fluor Daniel Venture Group, Inc.                                             California
         Fluor Gulf Communications, Inc.                                        California
         Micogen Inc.                                                           California
         Micogen Limited I, Inc.                                                California
         Micogen Limited II, Inc.                                               California
         Solio-Flo LLC (12)                                                     Delaware
         Springfield Resource Recovery, Inc.                                    Mass.
   Fluor Distribution Companies, Inc.                                           California
   Fluor Mideast Limited                                                        California
   Fluor (Nigeria) Limited                                                      Nigeria
   Fluor Oil and Gas Corporation                                                California
   Fluor Real Estate Services, Inc.                                             Delaware
   Fluor Reinsurance Investments, Inc.                                          Delaware
   FRES, Inc.                                                                   Delaware

                                                                               Organized
   Name of Company                                                           Under Laws of
   ---------------                                                           -------------
Fluor Corporation (continued)

   Maintenance and Industrial Services, Inc.                                    Delaware
   Micogen Limited III, Inc.                                                    California
   Middle East Fluor                                                            California
   Pinnacle Insurance Co., Inc.                                                 Hawaii
   St. Joe Carbon Fuels Corporation                                             Delaware
   SJM Holding Corporation                                                      Delaware
         Allegheny Coal Corporation                                             Delaware
             Massey Coal Company (partnership)                                  Delaware
                  A. T. Massey Coal Company, Inc.                               Virginia
                      Aracoma Coal Company, Inc.                                W. Virginia
                      Barnabus Land Company                                     W. Virginia
                      Ben Creek Coal Company                                    W. Virginia
                      Big Bear Mining Company                                   W. Virginia
                      Black Knight Mine Development Co.                         W. Virginia
                      Boone East Development Co.                                W. Virginia
                          Raven Resources, Inc.                                 Florida
                          Macinaw Mining, L.C.                                  Florida
                      Boone West Development Co.                                W. Virginia
                          Macinaw Mining, L.C.                                  Florida
                      Cabinawa Mining Company                                   W. Virginia
                      Central Penn Energy Company, Inc.                         Pennsylvania
                      Central West Virginia Energy Company                      W. Virginia
                      Ceres Land Company                                        W. Virginia
                      Cline & Chambers Coal Company, Inc.                       Kentucky
                      Dehue Coal Company                                        W. Virginia
                      Demeter Land Company                                      W. Virginia
                      Douglas Pocahontas Coal Corporation                       W. Virginia
                      DRIH Corporation                                          Delaware
                      Duchess Coal Company                                      W. Virginia
                      Elk Run Coal Company, Inc.                                W. Virginia
                          Appalachian Capital Management Corp.                  W. Virginia
                          Bishop Mine Development Co.                           W. Virginia
                          Black Castle Mine Development Co.                     W. Virginia
                          Black King Mine Development Co.                       W. Virginia
                          Chess Processing Company                              W. Virginia
                          Marfork Coal Company, Inc.                            W. Virginia
                                  Continuity Venture Capital Corp.              W. Virginia
                                  Progressive Venture Capital Corp.             W. Virginia
                                  Monongahela Venture Capital Corp.             W. Virginia
                          Marshall Venture Capital Corp.                        W. Virginia
                          Massey Capital Management Corp.                       W. Virginia
                          Massey New Era Capital Corp.                          W. Virginia
                          New Massey Capital Corp.                              W. Virginia
                          Preferred Management Capital Corp.                    W. Virginia
                          Rawl Sales Venture Capital Corp.                      W. Virginia
                          Sprouse Creek Venture Capital Corp.                   W. Virginia
                          Support Mining Company                                W. Virginia
                      Federal Development Corporation                           W. Virginia
                      Foothills Coal Company                                    W. Virginia
                      Goals Coal Company                                        W. Virginia

                                                                               Organized
   Name of Company                                                           Under Laws of
   ---------------                                                           -------------
Fluor Corporation
   SJM Holding Corporation
         Allegheny Coal Corporation
             Massey Coal Company (partnership)
                  A. T. Massey Coal Company, Inc. (continued)

                      Green Valley Coal Company                                 W. Virginia
                          Alex Energy, Inc.                                     W. Virginia
                      Haden Farms, Inc.                                         Virginia
                      Hazy Ridge Coal Company                                   W. Virginia
                      Hillsboro Coal Company                                    Pennsylvania
                      Hopkins Creek Coal Company                                Kentucky
                      Imec, Inc.                                                Kentucky
                      Independence Coal Company, Inc.                           W. Virginia
                      Jacks Branch Coal Company                                 W. Virginia
                      Joboner Coal Company                                      Kentucky
                      Lauren Land Company                                       Kentucky
                      Lewco Development Company                                 W. Virginia
                      Lick Branch Coal Company                                  W. Virginia
                      Long Fork Coal Company                                    Kentucky
                          Bandytown Coal Company                                W. Virginia
                          Eagle Energy, Inc.                                    W. Virginia
                             Blue Ridge Venture Capital Corp.                   W. Virginia
                          Power Mountain Coal Company                           W. Virginia
                      Martin County Coal Corporation                            Kentucky
                          Pilgrim Mining Company, Inc.                          Kentucky
                      Massey Coal Sales Company, Inc.                           Virginia
                      Massey Coal Services, Inc.                                W. Virginia
                      Massey Consulting Services, Inc.                          Virginia
                      Massey Fuels Corporation                                  Virginia
                      Menefee Land Company, Inc.                                Colorado
                      New Market Land Company                                   W. Virginia
                      New Ridge Mining Company                                  Kentucky
                      Nicco Corporation                                         W. Virginia
                          Majestic Mining, Inc.                                 Texas
                      Omar Mining Company                                       W. Virginia
                      Peerless Eagle Coal Co.                                   W. Virginia
                      Pennsylvania Mine Services, Inc.                          Pennsylvania
                          Mine Maintenance, Inc.                                Pennsylvania
                      Performance Coal Company                                  W. Virginia
                          Continuity Venture Capital Corp.                      W. Virginia
                          New River Capital Corp.                               W. Virginia
                          SPM Capital Management Corp.                          W. Virginia
                      Rawl Sales & Processing Co.                               W. Virginia
                          Capstan Mining Company                                Colorado
                          Feats Venture Capital Corp.                           W. Virginia
                          Lynn Branch Coal Company, Inc.                        W. Virginia
                          Massey Coal Capital Corp.                             W. Virginia
                          Massey New Era Capital Corp.                          W. Virginia
                          New Massey Capital Corp.                              W. Virginia
                          Preferred Management Capital Corp.                    W. Virginia
                          Rawl Sales Venture Capital Corp.                      W. Virginia

                                                                                 Organized
   Name of Company                                                             Under Laws of
   ---------------                                                             -------------
Fluor Corporation
   SJM Holding Corporation
         Allegheny Coal Corporation
             Massey Coal Company (partnership)
                  A. T. Massey Coal Company, Inc.
                      Rawl Sales & Processing Co. (continued)

                          Sprouse Creek Venture Capital Corp.                   W. Virginia
                          St. Alban's Capital Management Corp.                  W. Virginia
                          Sun Coal Company, Inc.                                Colorado
                          Sycamore Fuels, Inc.                                  W. Virginia
                             Crystal Fuels Company                              W. Virginia
                      Road Fork Development Company, Inc.                       Kentucky
                      Robinson-Phillips Coal Company                            W. Virginia
                      Rockridge Coal Company                                    W. Virginia
                      Rum Creek Coal Sales, Inc.                                W. Virginia
                          Vantage Mining Company                                Kentucky
                      Russell Fork Coal Company                                 W. Virginia
                      SC Coal Corporation                                       Delaware
                      Shannon-Pocahontas Coal Corporation                       W. Virginia
                      Shiprock Coal Company                                     W. Virginia
                      Sidney Coal Company, Inc.                                 Kentucky
                      Spartan Mining Company                                    W. Virginia
                      Stirrat Coal Company                                      W. Virginia
                      Stone Mining Company                                      Kentucky
                      T.C.H. Coal Co.                                           Kentucky
                      Tennessee Consolidated Coal Company                       Tennessee
                          Chestnut Coal Company, Inc.                           Tennessee
                          Tennessee Energy Corp.                                Tennessee
                      Town Creek Coal Company                                   W. Virginia
                      Tug Valley Land Company, Inc.                             W. Virginia
                      United Coal Company                                       Virginia
                          Belfry Coal Corporation                               W. Virginia
                             Harbour Marine, Inc.                               Ohio
                          Knox Creek Coal Corporation                           Virginia
                          McAndrews Development, Ltd.                           Virginia
                          Valley Coal Corporation                               Virginia
                          Wellmore Coal Corporation                             Virginia
                             Hilltop Energy Corporation                         Kentucky
                             Patrick Coal Corporation                           Virginia
                      Vesta Mining Company                                      Pennsylvania
                      White Buck Coal Company                                   W. Virginia
                      Williams Mountain Coal Company                            W. Virginia
                      Wyomac Coal Company, Inc.                                 W. Virginia
         Compania Minera San Jose del Peru S.A.                                 Peru
         Mineral Resource Development Corporation                               Delaware
         Robil International Corporation                                        Delaware
         St. Joe Erzbergbaugesellschaft m.b.H.                                  Austria
         St. Joe Exploracion Minera Inc.                                        Delaware
             St. Joe Exploracion Minera Inc. y Cia., S.R.C.                     Spain
         St. Joe Luisito de Oro Inc.                                            Delaware
             St. Joe Luisito de Oro Inc. y Cia. S.R.C.                          Spain

                                                                               Organized
   Name of Company                                                           Under Laws of
   ---------------                                                           -------------
Fluor Corporation
   SJM Holding Corporation (continued)

         St. Joe Minera de Espana, S.A.                                         Spain
         St. Joe International Petroleum Corporation                            Delaware
             St. Joe Egypt Exploration Corporation                              Delaware
         St. Joe Minerals Corporation & Cia.                                    Brazil
             Coral Empreendimentos e Participacoes Ltda.                        Brazil
                  Comercial de Minerios do Sul do Para Ltda. - COMIPA           Brazil
                  Mineracao Alabastro Ltda.                                     Brazil
                  Mineracao Sao Felix Ltda.                                     Brazil
   WODECO Nigeria Limited                                                       Nigeria
   Zenith Coal Company, Inc.                                                    S. Carolina

--------------------------------------------------------------------------------



(1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary
(2)     40% ownership
(3)     51% ownership
(4)     49.5% ownership
(5)     50% ownership
(6)     35% ownership
(7)     45% ownership
(8)     27.8% ownership
(9)     55% ownership
(10)    49% ownership
(11)    19.99% ownership
(12)    25% ownership
(13)    60% ownership
(14)    33 1/3% ownership
(15)    10% ownership
(16)    90% ownership
(17)    70% ownership
(18)    64.6% ownership
(19)    80% ownership
(20)    20% ownership
(21)    30% ownership